UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 25, 2009


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                       333-148266                98-0530295
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

200 S Virginia St - 8th Floor, Reno, Nevada 89501                  89501
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code 714-475-3512

              9121 Atlanta Avenue, #314, Huntington Beach, CA 92646 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 25, 2009, John Hiner was appointed as Vice President of Exploration and a director of our company.

Mr. Hiner is a Geologist who has over 30 years of experience in the Mineral exploration, and Oil and Gas industries, and has considerable experience in this capacity, and also has been an officer or director of several public companies. Similarly Mr. Lewis has over 35 years of progressive experience in the Mineral exploration and Oil and Gas industries. He has worked with or consulted for a wide range of junior and major companies on a number of precious metals, base metals, and industrial minerals projects or prospects in several countries.

Our board of directors now consists of Mazen Hleiss, Tom Lewis and John Hiner.

There are no family relationships among our directors or executive officers.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
-----------------------------------------------
Tom Lewis
President, Chief Executive Officer and Director

Date: October 29, 2009

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